Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ D. PIKE ALOIAN
                                 -------------------
                                 D. Pike Aloian
                                 Director

March 11, 2005

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ ALEXANDER G. ANAGNOS
                                 --------------------------
                                 Alexander G. Anagnos
                                 Director

March 11, 2005

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ H. C. BAILEY, JR.
                                 -----------------------
                                 H. C. Bailey, Jr.
                                 Director

March 11, 2005

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ HAYDEN C. EAVES III
                                 --------------------------
                                 Hayden C. Eaves III
                                 Director

March 11, 2005

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ FREDRIC H. GOULD
                                 -----------------------
                                 Fredric H. Gould
                                 Director

March 11, 2005

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ DAVID M. OSNOS
                                 ----------------------
                                 David M. Osnos
                                 Director

March 11, 2005

                                                                    Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ LELAND R. SPEED
                                 -----------------------
                                 Leland R. Speed
                                 Chairman of the Board

March 11, 2005